GREAT AMERICAN RESERVE INSURANCE COMPANY

                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT C

                      SUPPLEMENT DATED OCTOBER 29, 1998 TO

                          PROSPECTUS DATED MAY 1, 1998

The following revises certain information contained in your group variable annuity prospectus:

1. Our name was changed from Great American Reserve Insurance Company to Conseco Variable Insurance Company on October 7, 1998. In certain states, we may still use the name Great American Reserve Insurance Company until our name change is approved in that state.

2. Paragraph 1 of Footnote 6 to the Fee Table is replaced in its entirety with the following footnote:

         Certain expenses are being absorbed voluntarily by the investment adviser. In the absence of such voluntary expense limitation, the other expenses and total operating expenses for the fiscal period ended December 31, 1997 would have been .34% and .94% for the INVESCO VIF - High Yield Portfolio and .22% and .97% for the INVESCO VIF - Industrial Income Portfolio. With respect to the INVESCO VIF - Industrial Income Portfolio and the INVESCO VIF - High Yield Portfolio, certain fund expenses are absorbed voluntarily by INVESCO Funds Group, Inc. (IFG) pursuant to a commitment to limit the INVESCO VIF - Industrial Income Portfolio's annual expenses to no more than .90% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.15% of the Fund's average net assets effective July 6, 1998 and to limit the INVESCO VIF- High Yield Portfolio's annual expenses to no more than .80% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.05% of the Fund's average net assets effective July 6, 1998. The Fund reimburses IFG for its costs in providing, or assuring that participating insurance companies provide, certain services in an amount up to $10,000 per year (base fee), plus .015% of the net assets of the Fund, plus, effective July 6, 1998, an additional .25% of gross new assets (new sales of shares, exchanges into the Fund and reinvestment of dividends and capital gains distributions) of the Fund (incremental fees). IFG may pay all or a portion of the base fee and the incremental fees to other companies that assist in providing the services. If the additional 0.25% administrative services fee had been charged during the fiscal year ended December 31, 1997, the Fund estimates that "Other Expenses" and "Total Operating Expenses" would have been .59% and 1.19%, respectively for the INVESCO VIF - High Yield Portfolio and .47% and 1.22%, respectively, for the INVESCO VIF - Industrial Income Portfolio.